Inventory	12 Months Ended
Dec. 31, 2023
Inventory [Abstract]
Inventory

NOTE 3. INVENTORY
Inventory as of December 31, 2023 and 2022, consisted of the following:

	December 31,	December 31,
($ in thousands)	2023	2022
Raw materials	$12,649	$36,233
Raw materials - non-cannabis	17,937	26,709
Work-in-process	51,538	41,164
Finished goods	25,665	30,502
Total Inventory	$107,789	$134,608

The Company wrote off $3.8 million and $7.4 million of inventory during the years ended December 31, 2023 and 2022, respectively. These write-offs are included in Cost of goods sold presented in the Consolidated Statements of Operations.

In addition, during the year ended December 31, 2023, the Company recorded an adjustment of $0.7 million to write down inventory to its net realizable value. The assets were sold in the fourth quarter of 2023.